================================================================================

                                                                    EXHIBIT 99.4




                           SUBORDINATED LOAN AGREEMENT

                                     between

                                  T-NETIX, Inc.

                                       and

                                Daniel M. Carney






                           Dated as of April 14, 2000






================================================================================

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE I             DEFINITIONS .....................................        1
         Act ..........................................................        1
         Board of Directors ...........................................        1
         Capitalized Lease ............................................        1
         Capitalized Lease Obligation .................................        1
         Capital Stock ................................................        1
         Carney .......................................................        1
         Closing Date .................................................        1
         Company ......................................................        1
         Debt .........................................................        2
         Default ......................................................        2
         Event of Default .............................................        2
         GAAP .........................................................        2
         Governmental Authority .......................................        2
         Lien .........................................................        2
         Loan .........................................................        3
         Material .....................................................        3
         Material Adverse Effect ......................................        3
         Past Due Amount ..............................................        3
         Person .......................................................        3
         Property .....................................................        3
         Responsible Officer ..........................................        3
         Restricted Payment ...........................................        3
         Scheduled Rate ...............................................        3
         SEC ..........................................................        4
         Senior Debt ..................................................        4
         Series A Preferred ...........................................        4
         Subordinated Note ............................................        4
         Subsidiary ...................................................        4
         Suspension Event .............................................        4
         Voting Stock .................................................        4
         Wholly Owned Subsidiary ......................................        5

ARTICLE II   THE LOAN .................................................        5
         Section 2.01. The Loan .......................................        5
         Section 2.02. Voluntary Prepayment ...........................        5
         Section 2.03. Interest on the Loan ...........................        5
         Section 2.04. Method and Date of Payment .....................        5


ARTICLE III  SUBORDINATION ............................................        6
         Section 3.01. Agreement to Subordinate .......................        6
         Section 3.02. Default on Senior Debt .........................        6
         Section 3.03. Liquidation; Dissolution; Bankruptcy ...........        6
         Section 3.04. Subrogation ....................................        7
         Section 3.05. Notice by the Company ..........................        8
         Section 3.06. Rights of Holders of Senior Debt ...............        9
         Section 3.07. Subordination May Not Be Impaired ..............        9

ARTICLE IV   REPRESENTATIONS AND WARRANTIES ...........................       10
         Section 4.01. Representations and Warranties .................       10

ARTICLE V    COVENANTS ................................................       11
         Section 5.01. Existence ......................................       11
         Section 5.02. Insurance ......................................       11
         Section 5.03. Taxes, Compliance with Laws ....................       12
         Section 5.04. Limitation on Consolidations, Mergers, Etc .....       12
         Section 5.05. Limitation on Restricted Payments ..............       12
         Section 5.06. Financial and Business Information .............       13
         Section 5.07. Inspection .....................................       13

ARTICLE VI   EVENTS OF DEFAULT ........................................       14
         Section 6.01. Events of Default ..............................       14
         Section 6.02. Acceleration ...................................       14
         Section 6.03. Other Remedies .................................       15
         Section 6.04. Indemnification ................................       15
         Section 6.05. No Waivers or Election of Remedies, Etc ........       15

ARTICLE VII  ASSIGNMENT AND TRANSFER ..................................       15
         Section 7.01. Representations of Carney ......................       15
         Section 7.02. Restrictions on Transfer of the
                       Subordinated Note ..............................       16
         Section 7.03. Restrictions on Assignment by the Company ......       16
         Section 7.04. Permissible Transfer; Binding Effect ...........       16
         Section 7.05. Mechanics of Transfer ..........................       16
         Section 7.06. Indemnification ................................       17

ARTICLE VIII MISCELLANEOUS ............................................       17
         Section 8.01. Notices ........................................       17
         Section 8.02. Governing Law ..................................       18
         Section 8.03. Counterparts ...................................       18
         Section 8.04. Amendments and Waivers .........................       18


Exhibit A - Form of Subordinated Note

         SUBORDINATED LOAN AGREEMENT dated as of April 14, 2000, between T-NETIX, INC., a Colorado corporation (the "COMPANY"), and DANIEL M. CARNEY, an individual ("CARNEY").

                                    RECITALS

         WHEREAS, the Company has requested Carney to make a loan to the Company in the aggregate principal amount of $3,750,000, and Carney wishes to make such a loan on the terms and conditions herein specified.

         NOW, THEREFORE, Carney agrees to lend and the Company agrees to borrow such amount on the terms and conditions set forth herein:


                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the terms set forth below shall have the following meanings:

         "ACT" is defined in Section 5.06(a).

         "BOARD OF DIRECTORS" means the managers comprising the Board of Directors of the Company, any body performing similar functions on behalf of the Company, or any duly authorized committee thereof.

         "CAPITALIZED LEASE" means any lease with respect to which the lessee is required to recognize concurrently the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CAPITALIZED LEASE OBLIGATION" means any rental obligation with respect to a Capitalized Lease or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with GAAP.

         "CAPITAL STOCK" in any Person means any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest, unless and until so converted), warrants or options to acquire an equity interest in such Person.

         "CARNEY" is defined in the preamble hereof.

         "CLOSING DATE" means April 14, 2000, or such other date for closing of the Loan as the parties hereto may agree in writing.

         "COMPANY" is defined in the preamble hereof.

         "DEBT" means with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent: (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every Capitalized Lease Obligation of such Person; and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person the payment of which, in either case, such Person has guaranteed or for which such Person is responsible or liable, directly or indirectly, as obligor or otherwise.

         "DEFAULT" means any event, act or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

         "EVENT OF DEFAULT" is defined in Section 6.01.

         "GAAP" means generally accepted accounting principles in effect in the United States at the time of application thereof, as set forth in the opinions and pronouncements of the Financial Accounting Standards Board and the American Institute of Certified Public Accountants, consistently applied. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Subsidiaries.

         "GOVERNMENTAL AUTHORITY" means:

               (a) the government of (i) the United States of America and any State or other political subdivision thereof, or (ii) any jurisdiction in which the Company or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any of its Subsidiaries, or

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance (including, without limitation, any banker's lien or right of offset), or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any Property of such Person (including, in the case of Capital Stock, stockholder agreements, voting trust agreements and all similar arrangements), or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation, and any agreement to provide any such Lien.

         "LOAN" is defined in Section 2.01.

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the Subordinated Note or (c) the validity or enforceability of this Agreement or the Subordinated Note.

         "PAST DUE AMOUNT" means, in relation to the Loan, that portion of the interest or principal which is due for payment and which is not, by reason of default, paid on the due date. Interest on the Past Due Amount shall accrue at the Scheduled Rate from the scheduled due date until paid in full.

         "PERSON" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or governmental entity.

         "PROPERTY" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "RESPONSIBLE OFFICER" means the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

         "RESTRICTED PAYMENT" means (a) the declaration or payment of any dividend on, or the making of any distribution in respect of, any Capital Stock of the Company or any of its Subsidiaries, other than dividends or distributions payable solely in Capital Stock of the Company or, in the case of a Subsidiary, dividends or other payments or distributions in respect of its Capital Stock paid to the Company or a Wholly Owned Subsidiary or (b) the purchase, redemption, retirement or other acquisition, whether direct or indirect, of any Capital Stock of the Company or its Subsidiaries; provided, that "RESTRICTED PAYMENT" shall not include (i) any declaration of a non-cash dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future or the redemption or repurchase of any such rights pursuant thereto; or (ii) any purchase of common stock of the Company related to rights under any of the Company's benefit plans for its directors, officers or employees.

         "SCHEDULED RATE" is defined in Section 2.03.

         "SEC" is defined in Section 7.01(c).

         "SENIOR DEBT" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Agreement or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Subordinated Note or to other Debt which is pari passu with, or subordinated to, the Subordinated Note; provided, however, that Senior Debt shall not be deemed to include (i) any Debt of the Company which when incurred and without respect to any election under section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Company, (ii) any Debt of the Company to any of its Subsidiaries, (iii) any Debt to any employee, officer or director of the Company or any of its Subsidiaries, or (iv) any Debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such Debt by the holders of the Subordinated Note as a result of the subordination provisions of this Agreement would be greater than they otherwise would have been as a result of any obligation of such holders to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such Debt is subject. Notwithstanding anything to the contrary herein, "Senior Debt" shall include the Debt pursuant to that certain Loan Agreement dated as of September 9, 1999, by and among the Company, Bank One Colorado, NA and the other Lenders party thereto.

         "SERIES A PREFERRED" is defined in the recitals hereof.

         "SUBORDINATED NOTE" is defined in Section 2.01.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association or other business entity in which such Person or one or more of its subsidiaries or such Person and one or more of its subsidiaries together owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company, joint venture or similar entity if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its subsidiaries or such Person and one or more of its subsidiaries together (unless such partnership, limited liability company, joint venture or similar entity can and does ordinarily take major business actions without the prior approval of such Person or one or more of its subsidiaries). Unless the context otherwise clearly requires, any reference to a "SUBSIDIARY" is a reference to a Subsidiary of the Company.

         "SUSPENSION EVENT" is defined in Section 3.02.

         "VOTING STOCK" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof under ordinary circumstances to vote in the election of members of the board of directors (or Persons performing similar functions) of such Person (irrespective of whether at the time stock of any other class or classes shall have or might have voting power or rights by reason of the happening of any contingency).

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of which 100% of the total Voting Stock is at the time owned by the Company, either directly or indirectly through ownership of one or more Wholly Owned Subsidiaries.


                                   ARTICLE II

                                    THE LOAN

Section 2.01. THE LOAN. Subject to the terms and conditions herein, Carney agrees to make a subordinated loan to the Company on the date hereof in the principal amount of $3,750,000 (the "LOAN"). The amount of the loan may subsequently be increased up to a maximum aggregate amount of $7,500,000 in accordance with Article VIII hereof. Subject to the provisions of this Agreement relating to prepayment or acceleration of the maturity of the Loan, the Loan shall mature on April 30, 2001. The Loan shall be evidenced by one or more subordinated promissory notes (collectively, the "SUBORDINATED NOTE") of the Company to Carney, substantially in the form of Exhibit A hereto.

Section 2.02. VOLUNTARY PREPAYMENT. The Company shall have the right at any time to prepay the Loan, in whole or in part (together with any accrued but unpaid interest on any Past Due Amounts, if any, on the portion being prepaid), at any time on or after the date hereof, in amounts in integral multiples of $100,000 in the case of a partial prepayment, and in all cases except where such prepayment would violate the terms of any Senior Debt.

Section 2.03. INTEREST ON THE LOAN. The Loan shall bear interest at a floating rate equal to 100 basis points above the prime rate as reported by the Wall Street Journal, from the date it is made until maturity or full prepayment (the "SCHEDULED RATE"). Such interest shall be payable on October 14, 2000 and April 30, 2001. Interest will be computed on the basis of a 360-day year and twelve 30-day months and, for any interest period that is shorter than a full calendar quarter, will be calculated on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. If any date on which interest is payable on the Loan is not a Business Day, then payment of the interest due on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

Section 2.04. METHOD AND DATE OF PAYMENT. Each payment by the Company of principal and interest on the Loan shall be made to Carney in United States Dollars to such place or account as may be designated in writing by Carney.

                                   ARTICLE III

                                  SUBORDINATION

Section 3.01. AGREEMENT TO SUBORDINATE. The Company covenants and agrees, and Carney likewise covenants and agrees, that the Subordinated Note shall be issued subject to the provisions of this Article III, and each holder of the Subordinated Note, whether upon original issuance or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment by the Company of the principal of and interest on the Subordinated Note shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Debt, whether outstanding at the date of this Agreement or thereafter incurred.

Section 3.02. DEFAULT ON SENIOR DEBT. In the event and during the continuation of any default by the Company in the payment of principal, premium or interest due on any Senior Debt of the Company, or in the event that the maturity of any Senior Debt of the Company has been accelerated because of a default, then, in either case (any such event being herein referred to as a "SUSPENSION EVENT"), no payment shall be made by the Company with respect to the principal of or interest on the Subordinated Note unless and until such default shall have been cured or waived in writing or shall have ceased to exist or such Senior Debt shall have been discharged or paid in full, after which the Company shall resume making any and all payments in respect of the Subordinated Note, including any payments that would have been required by this Agreement to be made by the Company, but for the provisions of this Section 3.02.

         In the event that, notwithstanding the foregoing, any payment shall be received by the holder of the Subordinated Note when such payment is prohibited by the preceding paragraph of this Section 3.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Debt (or their representative or representatives or a trustee) notify such holder in writing within 90 days after such payment of the amounts then due and owing on the Senior Debt and only the amounts specified in such notice to such holder shall be paid to the holders of Senior Debt.

Section 3.03. LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Debt of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal of or interest on the Subordinated Note; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the

Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the holder of the Subordinated Note would be entitled to receive from the Company except for the provisions of this Article III, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by such holder if received by it, directly to the holders of Senior Debt of the Company (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives or a trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Debt in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the holder of the Subordinated Note.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the holder of the Subordinated Note before all Senior Debt of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall, subject to Section 3.05, be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Debt or their representative or representatives or a trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Debt in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Debt.

         For purposes of this Article III, the words "CASH, PROPERTY OR SECURITIES" shall not be deemed to include equity securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated in right of payment to all Debt of the Company to substantially the same extent as, or to a greater extent than, the Subordinated Note is so subordinated as provided in this Article III. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Section 5.04 of this Agreement shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 3.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Section 5.04 of this Agreement.

Section 3.04. SUBROGATION. Subject to the payment in full of all Senior Debt of the Company, the rights of the holder of the Subordinated Note shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Debt until the principal of and interest on the Subordinated Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Debt of any cash, property or securities to which the holder of the Subordinated Note would be entitled except for the provisions of this Article III, and no payment over pursuant to the provisions of this Article III to or for the benefit of the holders of such Senior Debt by the holder of the Subordinated Note, shall, as between the Company, its creditors other than holders of Senior Debt of the Company, and the holder of the Subordinated Note, be deemed to be a payment by the Company to or on account of such Senior Debt. It is understood that the provisions of this Article III are and are intended solely for the purposes of defining the relative rights of the holder of the Subordinated Note, on the one hand, and the holders of such Senior Debt on the other hand.

         Nothing contained in this Article III or elsewhere in this Agreement or in the Subordinated Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt of the Company, and the holder of the Subordinated Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Subordinated Note the principal of and interest on the Subordinated Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Subordinated Note and creditors of the Company, other than the holders of Senior Debt of the Company, nor shall anything herein or therein prevent the holder of the Subordinated Note from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article III of the holders of such Senior Debt in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article III, the holder of the Subordinated Note shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the holder of the Subordinated Note, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article III.

Section 3.05. NOTICE BY THE COMPANY. The Company shall give prompt written notice to the holder of the Subordinated Note of any fact known to the Company that would prohibit the making of any payment of monies in respect of the Subordinated Note pursuant to the provisions of this Article III. Notwithstanding the provisions of this Article III or any other provision of this Agreement, the holder of the Subordinated Note shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to such holder in respect of the Subordinated Note pursuant to the provisions of this Article III, unless and until the holder of the Subordinated Note shall have received written notice thereof from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, such holder shall be entitled in all respects to assume that no such facts exist; provided, however, that if the holder of the Subordinated Note shall not have received the notice provided for in this Section 3.05 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on the Subordinated Note), then, anything herein contained to the contrary notwithstanding, the holder of the Subordinated Note shall have full power and authority to receive such money, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The holder of the Subordinated Note, if acting in good faith, shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt of the Company (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder or holders. In the event that the holder of the Subordinated Note determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Debt to participate in any payment or distribution pursuant to this Article III, the holder of the Subordinated Note may request such Person to furnish evidence to the reasonable satisfaction of the holder of the Subordinated Note as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article III, and, if such evidence is not furnished, the holder of the Subordinated Note may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 3.06. RIGHTS OF HOLDERS OF SENIOR DEBT. With respect to the holders of Senior Debt of the Company, each holder of the Subordinated Note undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article III, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Agreement against any holder of the Subordinated Note. No holder of the Subordinated Note shall be deemed to owe any fiduciary duty to the holders of such Senior Debt and, so long as it is acting in good faith, no such holder of the Subordinated Note shall be liable to any holder of such Senior Debt if it shall receive from or pay over or deliver to the Company or any other Person money or assets to which any holder of such Senior Debt shall be entitled by virtue of this Article III or otherwise.

Section 3.07. SUBORDINATION MAY NOT BE IMPAIRED. No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Company may, at any time and from time to time, without the consent of or notice to any holder of the Subordinated Note, without incurring responsibility to any holder of the Subordinated Note and without impairing or releasing the subordination provided in this Article III or the obligations hereunder of any holder of the Subordinated Note to the holders of such Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.01. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to Carney as follows:

               (a) GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly qualified as a foreign corporation in each other jurisdiction where such qualification is necessary. The Company has all requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact its business, to execute and deliver this Agreement and the Subordinated Note and to perform its obligations under the provisions hereof and thereof.

               (b) AUTHORIZATION, ETC.

               (i) This Agreement has been duly authorized by the Company, and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting enforcement of creditors' rights generally.

               (ii) The Subordinated Note has been duly authorized by the Company and, when executed, issued and delivered in the manner provided for herein and sold to and paid for by Carney, the Subordinated Note will constitute a valid and binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally.

               (c) COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

               (i) The execution, delivery and performance by the Company of this Agreement and the Subordinated Note will not (a) contravene, result in a breach of or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, bylaws or other constituent documents, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

               (ii) Neither the Company nor any Subsidiary is in violation or breach of or default under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws or any other agreement or instrument to which it is bound or by which its properties are bound or affected, which violation, breach or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

               (d) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Subordinated Note.


                                    ARTICLE V

                                    COVENANTS

Section 5.01. EXISTENCE. Except as otherwise permitted by Section 5.04, the Company will, and will cause each of its Subsidiaries to, preserve and keep in full force and effect its corporate or other applicable organizational existence and all its rights and franchises, except in the case of such rights and franchises where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.02. INSURANCE. The Company will maintain and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective Property and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles and co-insurance, if adequate reserves are maintained with respect thereto) as are customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 5.03. TAXES, COMPLIANCE WITH LAWS. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge (or cause to be paid and discharged) all taxes shown to be due and payable on such returns and all other taxes imposed on them or any of their properties, assets, income or franchises, to the extent such taxes have become due and payable and before they have become delinquent; provided that neither the Company nor any Subsidiary need pay any such taxes if
(a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor on its books, to the extent required by GAAP, or (b) the nonpayment of such taxes could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company will comply and will cause each Subsidiary to comply with all laws and ordinances to which it is subject, including without limitation, and as applicable, all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, unless the violation of such laws, ordinances, rules or regulations would not have a Material Adverse Effect.

Section 5.04. LIMITATION ON CONSOLIDATIONS, MERGERS, ETC. The Company will not, and will not permit any of its Subsidiaries to, merge or consolidate with or into any Person or convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, except that:

               (a) The Company may merge or consolidate with or into any other Person or convey, transfer or otherwise dispose of all or substantially all of its assets to any other Person; provided, that
          (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or other disposition all or substantially all of the assets of the Company, as the case may be, shall be a corporation organized and existing under the laws of a state of the United States or the United States; (ii) if the Company is not such successor or survivor, the successor, survivor or acquirer shall have expressly assumed all obligations of the Company under or with respect to the Loan, this Agreement, the Subordinated Note and any other agreement entered into in connection with the transactions contemplated hereby, and such Person shall have caused to be delivered to the holder of the Subordinated Note an opinion of independent counsel reasonably acceptable to the holder, to the effect that all agreements and instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and (iii) no Default or Event of Default or Suspension Event shall exist, either prior to or immediately after giving effect to such merger, consolidation or asset conveyance, transfer or other disposition; and

               (b) any Subsidiary may merge with the Company or a Wholly Owned Subsidiary, or may convey, transfer or otherwise dispose of all or substantially all of its assets to the Company or to a Wholly Owned Subsidiary; provided, that no Default or Event of Default or Suspension Event shall exist.

Section 5.05. LIMITATION ON RESTRICTED PAYMENTS. The Company will not, and will not permit any Subsidiary to, directly or indirectly, declare, make or incur any liability or obligation to make any Restricted Payment if a Default or Event of Default or Suspension Event has occurred and is continuing or if a Default or Event of Default or Suspension Event would result therefrom.

Section 5.06. FINANCIAL AND BUSINESS INFORMATION. The Company shall deliver to the holder of the Subordinated Note:

               (a) SEC AND OTHER REPORTS. Promptly after their having been filed, one copy of each report, notice, proxy statement, registration statement or prospectus filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission or any successor agency pursuant to the Securities Act of 1933, as amended (the "ACT") or the Securities Exchange Act of 1934, as amended, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any Governmental Authority;

               (b) NOTICE OF DEFAULT OR EVENT OF DEFAULT OR SUSPENSION EVENT. Immediately upon (and in any event within three Business Days after) any Responsible Officer's becoming aware of the existence of any condition or event which constitutes any Default or Event of Default or Suspension Event, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and

               (c) NOTICE OF CLAIMED DEFAULT. Immediately upon (and in any event within three Business Days after) any Responsible Officer's becoming aware that the holder or holders of any evidences of Debt of the Company and/or one or more Subsidiaries aggregating $1,000,000 or more has or have given notice or taken any other action with respect to a claimed default, a written notice specifying the notice given or action taken by such holder or holders and the nature of the claimed default, and what action the Company is taking or proposes to take with respect thereto.

Section 5.07. INSPECTION. Subject to the Company's and its Subsidiaries' legal and contractual obligations to protect the confidentiality of information regarding their customers, suppliers and other contract counterparties, the Company will permit, and will cause each of its Subsidiaries to permit, the holder of the Subordinated Note (or such Persons as such holder may designate) to visit and inspect any of the properties of the Company and its Subsidiaries to examine all the books, records, reports and other papers of the Company and its Subsidiaries, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision the Company authorizes, and agrees to cause its Subsidiaries to authorize, said accountants to discuss with such holder the finances and affairs of the Company and its Subsidiaries), all at such reasonable times and as often as may be reasonably requested and using reasonable efforts to avoid or minimize interruption of business. During any period in which a Default or Event of Default or Suspension Event has occurred and is continuing, the Company shall pay or reimburse such holder for expenses which it may incur in connection with any such visitation or inspection; otherwise the Company shall not be required to pay or reimburse such expenses.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

Section 6.01. EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist if one or more of the following events shall occur and be continuing:

               (a) default in the payment of interest on the Loan for more than ten Business Days after the same has become due; or

               (b) default in the payment of principal on the Loan when due; or

               (c) any Bankruptcy Event; or

               (d) the making of any Restricted Payments in violation of the provisions of Section 5.05; or

               (e) the breach by the Company of any other covenant or obligation contained herein and such breach continues for 30 days after any Responsible Officer obtains actual knowledge thereof;

               (f) any representation or warranty made by the Company herein shall be false or misleading in any material respect on the date as of which made; or

               (g) default by the Company on any Senior Debt.

Section 6.02. ACCELERATION.

               (a) If an Event of Default described in clause (c) of Section
          6.01 has occurred with respect to the Company, the Loan shall automatically become immediately due and payable.

               (b) If an Event of Default described in clause (a), (b), (d) or
          (g) of Section 6.01 has occurred, Carney may at any time declare the Loan to be immediately due and payable.

               (c) Upon the Loan becoming due and payable under this Section 6.02, whether automatically or by declaration, the Loan will forthwith mature and the entire unpaid principal amount of the Loan, plus all accrued and unpaid interest thereon, shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived; provided, however, that payment of such accelerated amount shall be subject to Article III hereof.

               (d) Interest shall accrue on such accelerated amount at the Scheduled Rate from and after the date of such acceleration until such amount is paid in full or the acceleration is revoked upon cure by the Company as provided in Section 6.02(e), below.

               (e) The acceleration of the Loan under this Section 6.02 shall be revoked upon the Company's paying to the holder of the Subordinated Note all amounts which would have been due had the Loan not been accelerated under this Section 6.02, including principal and ordinarily accruing interest, plus all interest accrued under Section 6.02(d), plus any required indemnification amounts under Section 6.04. Upon such revocation of acceleration, the Loan shall mature and interest shall accrue in accordance with Article II hereof as though such acceleration had not occurred; provided, however, that nothing in this paragraph shall preclude the operation of this Section 6.02 upon subsequent Events of Default.

Section 6.03. OTHER REMEDIES. If any Default or Event of Default has occurred, and irrespective of whether the Loan has become or has been or may be declared immediately due and payable under Section 6.02, Carney may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise.

Section 6.04. INDEMNIFICATION. The Company shall indemnify and hold the holder of the Subordinated Note harmless from and against any and all liabilities and expenses, including reasonable attorneys' fees, incurred by such holder in enforcing this Agreement and the Subordinated Note, or that may otherwise result from an Event of Default.

Section 6.05. NO WAIVERS OR ELECTION OF REMEDIES, ETC. No course of dealing and no delay on the part of Carney in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Carney's rights, powers or remedies. No right, power or remedy conferred by this Agreement upon Carney shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

                                   ARTICLE VII

                             ASSIGNMENT AND TRANSFER

Section 7.01. REPRESENTATIONS OF CARNEY. Carney hereby represents and warrants to the Company as follows:

               (a) He is an "accredited investor" as that term is defined under the Act.

               (b) He is acquiring the Subordinated Note solely for his personal account, for investment purposes only and not with a view toward resale, distribution or subdivision thereof, and he has no contract, agreement or understanding to sell, transfer or pledge the Subordinated Note or any part thereof.

               (c) He understands that the Subordinated Note has not been registered with the Securities and Exchange Commission (the "SEC") under the Act or any state securities laws and that there is no intent on the part of the Company to do so.

               (d) He understands that the economic risk of investment must be borne for an indefinite period of time because the Subordinated Note has not been registered under the Act or any state securities laws and, therefore, cannot be publicly resold for two years or more after issuance unless the Subordinated Note is subsequently registered under the Act and any applicable state securities laws or unless an exemption from such registration provisions is available as evidenced by a "no action letter" from the SEC or an opinion of counsel acceptable to the Company.

Section 7.02. RESTRICTIONS ON TRANSFER OF THE SUBORDINATED NOTE. The holder of the Subordinate Note shall not sell, assign, pledge, encumber, exchange or otherwise transfer the Subordinated Note without registration under the Act and/or any applicable state securities laws or unless such holder obtains an opinion of counsel acceptable to the Company that such sale, assignment, pledge, encumbrance or transfer is exempt from such registration provisions.

Section 7.03. RESTRICTIONS ON ASSIGNMENT BY THE COMPANY. The Company may not assign its rights or obligations under this Agreement without the prior written consent of the holder of the Subordinated Note.

Section 7.04. PERMISSIBLE TRANSFER; BINDING EFFECT. Subject to the foregoing, the Subordinated Note may be transferred by the holder thereof in whole, but not in part, at any time prior to the payment in full of all principal and interest thereunder. Upon the transfer of the Subordinated Note, the provisions of this Agreement shall be binding upon, and shall inure to the benefit of, such transferee. Upon acceptance of the Subordinated Note by any transferee, such transferee shall be deemed to have made the representations and warranties made by Carney in this Agreement, and shall be bound thereby. Any sale, assignment, pledge, encumbrance, exchange or other transfer by the Company or Carney in contravention of this Article VII shall be void.

Section 7.05. MECHANICS OF TRANSFER. Transfer of the Subordinated Note shall be made only on the books of the Company. In order to effect a transfer, the holder of the Subordinated Note shall surrender the Subordinated Note to the Company, together with a written instrument signed by such holder and the transferee containing the following: instructions to the Company to cancel the Subordinated Note and issue a replacement Subordinated Note; the name in which the replacement Subordinated Note is to be registered; the address, telephone number and fax number of the transferee; confirmation by the holder and the transferee that this Agreement henceforth will be binding upon and will inure to the benefit of the transferee and not the holder of the Subordinated Note being canceled (except that any indemnification for violation of this

Article VII by the holder shall survive); and confirmation by the transferee that the representations and warranties of Carney are true and accurate as if made by the transferee on the date such transfer is made.

Section 7.06. INDEMNIFICATION. The holder of the Subordinate Note shall indemnify and hold the Company (and its directors, officers, employees and agents) harmless from and against any and all liabilities and expenses, including reasonable attorneys' fees, that may result from the breach of any representation and warranty contained in this Article VII, or from the transfer of the Subordinated Note in violation of any provision of this Article VII and/or applicable United States federal or state securities laws.


                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.01. NOTICES. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, charges prepaid), telex or by a recognized overnight delivery service (charges prepaid), addressed as follows (and if so given, shall be deemed given when sent or upon receipt of an answer-back, if sent by telex):

         If to the Company:

                           John Giannaula
                           T-NETIX, Inc.
                           67 Inverness Drive East, Suite 100
                           Englewood, Colorado 80112
                           Telephone:       (303) 790-9111
                           Fax:             (303) 705-5584

         If to the holder of the Subordinated Note:

                           Daniel M. Carney
                           Tallgrass Executive Park
                           Building 1900
                           8100 East 22nd Street North
                           Wichita, Kansas 67226
                           Telephone:       (316) 686-7314
                           Fax:             (316) 683-6638

or according to the information provided for any subsequent holder in any amendment or supplement provided for in Section 7.05.

Section 8.02. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect (to the maximum extent permitted by applicable law) to its principles of conflicts of law.

Section 8.03. COUNTERPARTS. This Agreement may be executed in counterparts. Any single counterpart or set of counterparts signed, in either case, by the parties hereto shall constitute a full and original agreement for all purposes.

Section 8.04. AMENDMENTS AND WAIVERS. This Agreement and the Subordinated Note may be amended or compliance herewith or therewith may be waived by an instrument in writing signed by both parties.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           T-NETIX, INC.


                                           By:
                                             -----------------------------------
                                              Name:
                                                  ------------------------------
                                              Title:
                                                   -----------------------------



                                           By:
                                              ----------------------------------
                                              Name: Daniel M. Carney

                                  T-NETIX, INC.
                     A COLORADO CORPORATION (THE "COMPANY")


                     Subordinated Promissory Note                  EXHIBIT A



U.S. $3,750,000                                        Dated: April 14, 2000

         FOR VALUE RECEIVED, the undersigned, T-NETIX, Inc., a Colorado corporation ("the COMPANY"), HEREBY PROMISES TO PAY to Daniel M. Carney, an individual ("CARNEY"), or his registered assigns the principal sum of Three Million Seven Hundred Fifty Thousand and no/100 United States Dollars ($3,750,000) on April 30, 2001. The interest rate herein shall be as determined in Section 2.03 of the Subordinated Loan Agreement. The loan evidenced hereby (the "LOAN") is subject to certain rights of voluntary prepayment as specified in the Subordinated Loan Agreement.

         The Company promises to pay interest on the unpaid principal amount of the Loan from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Subordinated Loan Agreement.

         This Subordinated Promissory Note is the Subordinated Note referred to in, and is entitled to the benefits of, the Subordinated Loan Agreement dated as of April 14, 2000 (said Subordinated Loan Agreement, as it may be amended or otherwise modified from time to time, the "SUBORDINATED LOAN AGREEMENT"), between the Company and Carney. The Subordinated Loan Agreement, among other things, (i) provides for the Loan to Carney in the amount evidenced by this Subordinated Note, (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Subordinated Note upon the occurrence of certain stated events and otherwise upon the terms and conditions therein specified, (iii) contains provisions regarding the subordination of the Loan to Senior Debt (as defined in the Subordinated Loan Agreement) of the Company and
(iv) provides for transfer of this Subordinated Promissory Note only in whole and only on the books of the Company.

         Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

         This Subordinated Note shall be governed by, and construed and interpreted in accordance with, the laws of the state of Colorado without giving effect (to the maximum extent permitted by applicable law) to its principles of conflicts of law.

         THIS SUBORDINATED NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE SUBORDINATED LOAN AGREEMENT, AND ANY TRANSFER IN VIOLATION THEREOF SHALL BE VOID.

         THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS SUBORDINATED NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO

          DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO THE PROPOSED DISPOSITION THEREOF AND THAT SUCH DISPOSITION WILL NOT CAUSE THE LOSS OF THE EXEMPTION UPON WHICH THE COMPANY RELIED IN SELLING SUCH SHARES TO THE ORIGINAL PURCHASER.

                                                     T-NETIX, INC.


                                               By:
                                                 -------------------------------
                                                  Name:
                                                      --------------------------
                                                  Title:
                                                       -------------------------